                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.



                                            /s/ Richard L. Carrion
                                            ------------------------------------
                                            Richard L. Carrion

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.



                                            /s/ Helene L. Kaplan
                                            ------------------------------------
                                            Helene L. Kaplan

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Joseph Neubauer
                                            ------------------------------------
                                            Joseph Neubauer

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Thomas H. O'Brien
                                            ------------------------------------
                                            Thomas H. O'Brien

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Hugh B. Price
                                            ------------------------------------
                                            Hugh B. Price

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Frederic V. Salerno
                                            ------------------------------------
                                            Frederic V. Salerno

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Walter V. Shipley
                                            ------------------------------------
                                            Walter V. Shipley

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ John R. Stafford
                                            ------------------------------------
                                            John R. Stafford

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg and Frederic V. Salerno and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Lawrence R. Whitman
                                            ------------------------------------
                                            Lawrence R. Whitman

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.

                                            /s/ Ivan G. Seidenberg
                                            ------------------------------------
                                            Ivan G. Seidenberg

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Charles R. Lee
                                            ------------------------------------
                                            Charles R. Lee

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ James R. Barker
                                            ------------------------------------
                                            James R. Barker

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Edward H. Budd
                                            ------------------------------------
                                            Edward H. Budd

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Robert F. Daniell
                                            ------------------------------------
                                            Robert F. Daniell

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Sandra O. Moose
                                            ------------------------------------
                                            Sandra O. Moose

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.



                                            /s/ Russell E. Palmer
                                            ------------------------------------
                                            Russell E. Palmer

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March 2001.


                                            /s/ John W. Snow
                                            ------------------------------------
                                            John W. Snow

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (the "Registration Statements") relating to up to $5,000,000,000 aggregate principal amount of new debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be offered and sold from time to time and up to $5,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to the Company of an equivalent amount of previously privately issued debt securities.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statements, and to sign any registration statement for the same offering covered by the Registration Statements that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of March, 2001.


                                            /s/ Robert D. Storey
                                            ------------------------------------
                                            Robert D. Storey